Events after the balance sheet date	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
45 Events after the balance sheet date

Amended tax assessments
On 2 March 2021, the Australian Taxation Office (ATO) has issued Rio Tinto Limited with amended assessments of A$359.4 million (US$279.8 million) primary tax and A$47.1 million (US$36.7 million) of interest. This is in addition to the more than A$8.4 billion (US$6.4 billion) of Australian income tax paid during the relevant period. The assessments relate to the denial of interest deductions on an isolated borrowing used to pay an intragroup dividend in 2015. This borrowing was repaid in 2018. Borrowing to fund the payment of a dividend is a normal commercial practice. Rio Tinto is confident of its position and will dispute the assessments. In accordance with the usual practice Rio Tinto will pay 50% of the primary tax up-front as part of the objections process. No adjustment has been made to our balance sheet at 31 December 2020 following receipt of these amended assessments.
Resolution copper project
On 15 January 2021, we announced that the Resolution Copper project had entered the next phase of public consultation in the ongoing permitting process, led by the US Forest Service, with the release of its independent Final Environmental Impact Statement (FEIS). On 1 March 2021, the US Department of Agriculture directed the Forest Service to withdraw the Notice of Availability to provide additional time to consider the significant input received from many parties after the release of the FEIS. Management is evaluating the Forest Service's decision to rescind the FEIS and draft Record of Decision. In the meantime, we will continue to engage in the process determined by the US government and are committed to ongoing consultation with Native American Tribes and local communities.